UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549
                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                  May 23, 2006
                              MACROCHEM CORPORATION
             (Exact name of registrant as specified in its charter)


   Delaware                        0-13634                  04 2744744
(State or other             (Commission file number)       (IRS employer
jurisdiction of                                            identification
incorporation or                                              number)
 organization)

            40 Washington Street, Suite 220, Wellesley Hills, MA 02481
      ---------------------------------------------------------------------

               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (781) 489-7310

                    110 Hartwell Avenue, Lexington, MA 02421
      ----------------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

___Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)

___Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___Pre-commencement communications pursuant to rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

___Pre-commencement communications pursuant to rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT


Effective as of June 1, 2006, MacroChem Corporation entered into a 20-month sublease of approximately 4,000 square feet of office space located at 40 Washington St., Suites 220 and 240, Wellesley Hills, Massachusetts, 02481. The term of the sublease ends on January 31, 2008. A copy of the sublease is attached as Exhibit 10.1 to this Current Report on Form 8-K.

The summary above is not intended to be complete and is qualified in its entirety by reference to the detailed provisions in the sublease, a copy of which is attached to this Form 8-K as an exhibit and is incorporated herein by reference.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits.

     10.1 Sublease, dated as of May 23, 2006, by and between MacroChem Corporation and Lincoln Technologies, Inc.



                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              MACROCHEM CORPORATION



Dated:  July 25, 2006         By:      /s/Bernard R. Patriacca
                              Name:    Bernard R. Patriacca
                              Title:   Vice President, Chief Financial Officer
                                       and Treasurer

                                  EXHIBIT INDEX


The following exhibits are filed herewith:


     10.1 Sublease, dated as of May 23, 2006, by and between MacroChem Corporation and Lincoln Technologies, Inc.


                                       3